UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 9, 2006


                Morgan Stanley Diversified Futures Fund III L.P.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                   0-19116               13-3577501
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission            (IRS Employer
     of Incorporation)            File Number)         Identification No.)

c/o Demeter Management Corporation,
330 Madison Avenue,  8th Floor, New York, NY                10017
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code: (212) 905-2700


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.
            ------------------------------------------

      On October 9, 2006, the Registrant, Demeter Management Corporation, the general partner of the Registrant (the "General Partner") and Hyman Beck & Company, Inc. (the "Trading Advisor") entered into a management agreement (the "Management Agreement") pursuant to which, effective November 1, 2006, the Trading Advisor will serve as the sole trading advisor of the Registrant and will trade the Registrant's net assets pursuant to the Trading Advisor's Global Portfolio trading program.

            A copy of the Management Agreement is filed hereto as Exhibit 10.01, and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

      (d) Exhibits.

Exhibit           Exhibit Description
-------           -------------------

10.01 Management Agreement by and among the Registrant, the General Partner and the Trading Advisor dated as of November 1, 2006.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MORGAN STANLEY DIVERSIFIED FUTURES FUND III L.P.

Date: October 13, 2006        By: Demeter Management Corporation
                                  as General Partner

                               /s/ Walter Davis
                              -----------------------------
                              Name:  Walter Davis
                              Title: President